                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                       JANUARY 8, 1999 (OCTOBER 29, 1998)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            PROCOM TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          CALIFORNIA                   0-21053                33-0268063
--------------------------------------------------------------------------------
(State of other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


1821 EAST DYER ROAD, SANTA ANA, CALIFORNIA                              92705
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code         (949) 794-4257
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                 AMENDMENT NO. 1

        On October 29, 1998, Procom Technology, Inc., a California corporation (the "Company"), filed a Form 8-K reporting its purchase of substantially all of the assets and the assumption of certain liabilities of Invincible Technologies Corporation, a Delaware corporation ("ITC"). In accordance with Item 7 of Form 8-K, the Company is now filing financial statements of ITC. Information concerning the pro forma financial effect of the acquisition was included in the Company's Report on Form 10-K for the year ended July 31, 1998 previously filed with the Securities and Exchange Commission on October 29, 1998 and is also filed with this Amendment No. 1 to Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

        The following financial statements and pro forma financial information are filed as a part of this report.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Invincible Technologies Corporation, a Delaware corporation:

            (1) Independent Auditors' Report (Arthur Andersen LLP);

            (2) Balance Sheet for the fiscal year ended March 31, 1998;

            (3) Statement of Operations for the fiscal year ended March 31,
                1998;

            (4) Statement of Redeemable Preferred Stock and Stockholders'
                Deficit (Deficit) for the fiscal year ended March 31, 1998;

            (5) Statement of Cash Flows for the fiscal year ended March 31,
                1998; and

            (6) Notes to Financial Statements for the fiscal year ended March
                31, 1998.

        (b) PRO FORMA FINANCIAL INFORMATION. During the year ended July 31, 1998, the Company completed two acquisitions. In February 1998, the Company purchased 100% of the outstanding shares of Megabyte Computerhandels AG ("Megabyte"), a German distributor of high-end networking solutions. No Report on Form 8-K was required or filed for the acquisition of Megabyte. The transaction was accounted for as a purchase, and was effected by the Company's issuance of 104,144 shares of the Company's common stock valued at $900,000. The Company recorded the assets and liabilities of Megabyte at their fair values on the date of acquisition. The purchase price in excess of the fair value of the net assets acquired was approximately $713,000, which has been recorded as goodwill, and will be expensed on a straight line basis over 7 years. In June 1998, the Company completed the acquisition of substantially all the assets and liabilities of ITC, a Massachusetts-based developer and reseller of high capacity, fault tolerant network storage solutions. The Company reported the acquisition on a Report on Form 8-K on October 29, 1998. The ITC transaction was accounted for as a purchase of assets. The purchase price paid consisted of cash of approximately $1.0 million, and the Company assumed liabilities in excess of net assets acquired of approximately $1.6 million, for a total purchase price of approximately $2.6 million.

        The following unaudited pro forma information has been prepared assuming that the acquisitions of Megabyte and Invincible had taken place at the beginning of the respective periods presented. Amortization of goodwill relating to the acquisitions from the beginning of the periods presented, and a charge for in process research and development of approximately $1.7 million (See Note 11 to the Consolidated Financial Statements of Procom Technology, Inc. for July 31, 1998) recorded as of the beginning of the periods presented represents the only material proforma adjustments to the historical financial information of Megabyte and ITC. The pro forma financial information is not necessarily indicative of the combined results that would have occurred had the acquisitions taken place at the beginning of the period, nor is it necessarily indicative of results that may occur in the future.

                                                        (UNAUDITED)
                                                PRO FORMA FOR THE YEARS ENDED
                                             July 31, 1997       July 31, 1998
                                             -------------       -------------
                                           (in thousands, except per share data)
    Revenues                                  $160,584            $135,576
    Gross profit                              $ 47,171            $ 50,161
    Operating income                          $ 10,193            $  5,381
    Net income                                $  5,982            $  3,732
    Net income per share--diluted             $    .57            $    .33

        Information concerning the pro forma financial effect of the acquisition was included in the financial statements and the notes thereto included in the Company's Report on Form 10-K for the year ended July 31, 1998 previously filed with the Securities and Exchange Commission. The balance sheet of Procom Technology, Inc. for July 31, 1998 included in such Report on Form 10-K reflects the values of the acquired assets and liabilities of ITC. The financial statements of Procom Technology, Inc. for the three years ended July 31, 1998 and the notes thereto are included in their entirety in this Amendment No. 1 to Form 8-K.

        (c) EXHIBITS. The following documents are filed as exhibits to this report:

         1. Exhibit 7(c)(99.1) - Financial Statements of Business Acquired, Invincible Technologies Corporation.

            (1) Independent Auditors' Report (Arthur Andersen LLP);

            (2) Balance Sheet for the fiscal year ended March 31, 1998;

            (3) Statement of Operations for the fiscal year ended March 31,
                1998;

            (4) Statement of Redeemable Preferred Stock and Stockholders'
                Deficit for the fiscal year ended March 31, 1998;

            (5) Statement of Cash Flows for the fiscal year ended March 31,
                1998; and

            (6) Notes to Financial Statements for the fiscal year ended March
                31, 1998.

        2. Exhibit 7(c)(99.2) - Consolidated Financial Statements of Procom Technology, Inc.

            (1) Independent Auditors' Report (Arthur Andersen LLP);

            (2) Consolidated Balance Sheets as of July 31, 1998 and 1997;

            (3) Consolidated Statements of Operations for the three years ended
                July 31, 1998;

            (4) Consolidated Statements of Stockholders' Equity for the three years ended July 31, 1998;

            (5) Consolidated Statements of Cash Flows for the three years ended
                July 31, 1998; and

            (6) Notes to Consolidated Financial Statements for the three years ended July 31, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROCOM TECHNOLOGY, INC.
                                    (Registrant)

Date: January 8, 1999               By: /s/ Frederick Judd
                                        ------------------------------------
                                        Name: Frederick Judd
                                        Title: Vice President Finance and
                                               General Counsel
                                               (Duly Authorized Officer and
                                               Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number
-------


  99.1 FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Invincible Technologies Corporation.

           (1) Independent Auditors' Report (Arthur Andersen LLP);

           (2) Balance Sheet for the fiscal year ended March 31, 1998;

           (3) Statement of Operations for the fiscal year ended March 31, 1998;

           (4) Statement of Redeemable Preferred Stock and Stockholders' Deficit for the fiscal year ended March 31, 1998;

           (5) Statement of Cash Flows for the fiscal year ended March 31, 1998;

           (6) Notes to Financial Statements for the fiscal year ended March 31, 1998.


  99.2     Financial Statements of Procom Technology, Inc.

           (1) Independent Auditors' Report (Arthur Andersen LLP);

           (2) Consolidated Balance Sheets as of July 31, 1998 and 1997;

           (3) Consolidated Statements of Operations for the three years ended July 31, 1998;

           (4) Consolidated Statements of Stockholders' Equity for the three years ended July 31, 1998;

           (5) Consolidated Statements of Cash Flows for the three years ended July 31, 1998;

           (6) Notes to Consolidated Financial Statements for the three years ended July 31, 1998.